Q2 2024 EARNINGS PRESENTATION1 Q2 2024 Earnings August 5, 2024

Q2 2024 EARNINGS PRESENTATION2 Q2 024 EAR INGS PR SEN ATION Forward Looking Statements & Non-GAAP Measures FORWARD-LOOKING STATEMENTS Certain statements in this presentation by Freshpet, Inc. (the “Company”) constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on our current expectations and assumptions. These forward- looking statements, which include any statements related to the timing of Freshpet Kitchens Expansion and capacity, our long-term strategy, focus, 2027 goals, our pace in achieving these goals, growth prospects, FY 2024 guidance and associated considerations. Words such as "anticipate", "believe", "could", "estimate", "expect", "guidance", "intend", "may", "might", "outlook", "plan", "predict", "seek", "will", "would" and variations of such word and similar future or conditional expressions are intended to identify forward looking statements. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in the forward- looking statements including difficulties in construction, third party data presented accompanying such statements, and most prominently, the risks discussed under the heading “Risk Factors” in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. NON-GAAP MEASURES Freshpet uses certain non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted EBITDA as a % of net sales (adjusted EBITDA Margin), adjusted Gross Profit, adjusted Gross Profit as a % of net sales (adjusted Gross Margin), adjusted SG&A and adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies. Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, non-cash share-based compensation, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment, COVID-19 expenses and organization changes designed to support long-term growth objectives. Freshpet defines adjusted Gross Profit as gross profit before depreciation expense, COVID-19 expense and non-cash share- based compensation, and adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, COVID-19 expense and organization changes designed to support long term growth objectives. Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company’s operations and, when considered with both the Company’s GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company’s business than could be obtained absent this disclosure. adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company’s calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company’s overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. Certain of these measures represent the Company's guidance for fiscal year 2024. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.

Q2 2024 EARNINGS PRESENTATION3 Freshpet strengthens the bond between people and our pets so that we both live longer, healthier and happier lives while being kind to the planet. 1

Q2 2024 EARNINGS PRESENTATION4 MAINSTREAM Expand the Freshpet consumer base MAIN MEAL Increase the percentage of consumers who are HIPPOHs* MORE PROFITABLE Create a sustainable business by improving our margin and increasing our capital efficiency *High profit pet owning households 1

Q2 2024 EARNINGS PRESENTATION5 Highlights

Q2 2024 EARNINGS PRESENTATION6 "Freshpet is delivering disciplined growth. That has enabled us to significantly improve profitability while continuing to deliver category-leading net sales growth.”

Q2 2024 EARNINGS PRESENTATION7 Source: Internal Data FINANCIAL RETAIL Q2 2024 YoY Change YoY Change Net Sales $235.3M +28% Household Penetration +25% Adjusted Gross Margin* 45.9% +610 bps Buy Rate +3% Adjusted EBITDA $35.1M +$26.1M Cubic Feet +15% Adjusted EBITDA Margin* 14.9% +1,000 bps Store Count +6% Logistics Costs* 5.8% -220 bps Total Distribution Points +17% Input Costs* 29.8% -460 bps Quality Costs* 2.7% -90 bps Operating Cash Flow $42.4M +$28.9M *As a percent of net sales Q2 2024: Robust growth and profitability improvement across each key metric

Q2 2024 EARNINGS PRESENTATION8 Strong performance driven by key fundamentals: • 24th consecutive quarter of >25% net sales growth • Volume-based growth of 28% • Household penetration growth of 25% in-line with long-term target • Media spend driving household penetration at a healthy customer acquisition cost • 770 basis point improvement across quality, input, and logistics costs in Q2 2024 • Adjusted gross margin, input, quality and logistics costs all exceeded long-term targets in Q2 2024 • Adding organizational capabilities at all levels to support growth • Expanding capacity on-budget and on-time while improving margins • Strong fill rates (high 90s) support excellent customer service Strength of the Freshpet growth model Improved operational effectiveness Operating discipline to balance capacity and demand at a high growth rate Source: Internal data; Numerator Panel data for the 52-week periods ending 6/30/2024

Q2 2024 EARNINGS PRESENTATION9 Long-term tailwinds supporting our growth: • Growing importance of pets in our lives • Long-term trend we have seen for over a decade • Consumers recognize quality for the price, not just price • Find value in a differentiated product • Heaviest users growing faster than total households Humanization of Pets Value

Q2 2024 EARNINGS PRESENTATION10 Vast runway for growth in a growing category MAINSTREAM 1. NielsenIQ Total US Pet Food $ - OmniChannel by Category 52 Weeks Ended 6/29/24 2. Nielsen MegaChannel 52 Weeks Ended 6/29/24, Gently Cooked Fresh/Frozen Branded Dog Food $53B U.S. pet food category1 $36B Dog food category1 3% Freshpet market share of dog food1 Freshpet market share of fresh/frozen in measured channels2 96%

Q2 2024 EARNINGS PRESENTATION11 6.6 7.7 9.4 10.2 12.8 - 2.0 4.0 6.0 8.0 10.0 12.0 14.0 2020 2021 2022 2023 2024 +8% +25% +22% +17% Continued growth in consumer franchise; added 2.5m+ households YoYMAINSTREAM Source: Numerator Panel data for the 52-week periods ending 7/5/2020, 7/4/2021, 7/3/2022, 7/2/2023, 6/30/2024 Freshpet Household Penetration Growth (in millions) (52 weeks)

Q2 2024 EARNINGS PRESENTATION12 1.8 2.4 3.1 3.6 4.8 $195.86 $207.42 $211.76 $241.24 $237.35 $175.00 $195.00 $215.00 $235.00 $255.00 $275.00 $295.00 0.0 1.0 2.0 3.0 4.0 5.0 6.0 2020 2021 2022 2023 2024 Freshpet sales are increasingly concentrated in our heaviest users (HIPPOHs*) and account for 89% of Q2 2024 net sales Source: Numerator data for 52-week periods ending 7/5/2020, 7/4/2021, 7/3/2022, 7/2/2023, 6/30/2024 *High profit pet owning households MAIN MEAL % of total Freshpet households that are SH/H 27% 31% 33% 36% 37% Freshpet Users who are Super Heavy/Heavy Buyers (in millions) Super Heavy/Heavy HHP Super Heavy/Heavy Buy Rate 89% of Freshpet sales

Q2 2024 EARNINGS PRESENTATION13 $63.26 $75.64 $80.35 $96.77 $99.94 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 2020 2021 2022 2023 2024 MAIN MEAL Converting toppers into main meal users will continue to increase buy rate Source: Numerator Panel data for the 52-week periods ending 7/5/2020, 7/4/2021, 7/3/2022, 7/2/2023, 6/30/2024 Freshpet Buy Rate (52 weeks) +3%+20% +6% +20%

Q2 2024 EARNINGS PRESENTATION14 Expanding depth and breadth: 22% of all stores have multiple fridges Source: Internal data for the period ending 6/30/24; *U.S. Fridges Freshpet Store Count Number of Fridges per Store* Second/Third Fridges 22% One Fridge 78% YTD +720 10,826 13,387 15,015 16,609 18,004 19,499 21,570 22,716 23,631 25,281 26,777 27,497 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q 2024

Q2 2024 EARNINGS PRESENTATION15 MORE PROFITABLE Enhancing margins through improved operating performance and leveraging scale and efficiency Source: Internal Data 1. Excluding an $11.1 million true-up of non-cash share-based compensation based on multi-year share-based awards granted in fiscal year 2020, net income for Q2 2024 would have been $9.4 million. Q2 2024 Adj. Gross Margin % of net sales Q2 2024 Adj. EBITDA ($m) % of net sales 39.8% 45.9% Q2 2023 Q2 2024 $9.0 $35.1 Q2 2023 Q2 2024 4.9% 14.9% Gross Margin (GAAP) 39.9%32.3% Net loss (income) ($17.0m) ($1.7m)1

Q2 2024 EARNINGS PRESENTATION16 -220 bps Q2 2024 -90 bps Q2 2024 -460 bps Q2 2024 Improved costs by 770 bps in Q2 2024 across key focus areas MORE PROFITABLE All comparisons to prior year period

Q2 2024 EARNINGS PRESENTATION17 Capacity Update Source: Internal Data Facility # Lines Today # Lines Projected Bethlehem Kitchen 6 7 Kitchen South 3 5+ Ennis Kitchen 3 10 Total 12 22+ Q2 2024 EARNINGS PRESENTATION Fourth line in Ennis to begin production by the end of Q3 2024

Q2 2024 EARNINGS PRESENTATION18 Capital Efficiency Framework MORE OUT OF EXISTING LINES MORE OUT OF EXISTING SITES DEVELOP & IMPLEMENT NEW TECHNOLOGIES

Long-Term Strategy: Path to 2027

- Advertising & Innovation
- Expand HH Penetration
- Increase Velocity
- Expand Visibility & Availability
- Expand Capacity
- Build Organization Capability to Increase Effectiveness & Leverage Scale
- Drive Efficiencies

freshpet 2027
THE FUTURE IS FRESH
UNLEASHING GROWTH. SCALING PROFITS.

$1.8 billion
Net Sales (target)

~18%
Adjusted EBITDA Margin (target)

20 million
Freshpet Households by 2027 (target)

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Q2 2024 EARNINGS PRESENTATION freshpet

Q2 2024 EARNINGS PRESENTATION20 Q2 2024 Results

Q2 2024 EARNINGS PRESENTATION21 Strong Q2 results demonstrate all volume-driven growth $183.3 $235.3 Q2 2023 Q2 2024 +28% Q2 2024 Net Sales ($m) Q2 2024 Net Sales Bridge Source: Internal Data

Q2 2024 EARNINGS PRESENTATION22 Consumption growth remains strong and has accelerated Source: NIQ consumption data, latest 13 weeks thru 6/29/24 and internal sales data Q2 2024 Consumption Growth ($) Consumption Growth Trends (volume in pounds) 24% 26% 24% 9% Total US Pet Retail Plus XAOC Food Pet Specialty 18% 23% 25% 31% 28% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 PLUS >100% GROWTH IN UNMEASURED CHANNELS

Q2 2024 EARNINGS PRESENTATION23 $10,000,000 $12,000,000 $14,000,000 $16,000,000 $18,000,000 $20,000,000 $22,000,000 $24,000,000 $26,000,000 Nielsen Total US Pet Retail Plus Consumption Nielsen data demonstrates robust growth Source: NIQ Total US Pet Retail Plus, data thru 7/20/24. The Pet Retail Plus channel includes xAOC, Pet Retail, Farm & Feed, Amazon (1P), and Chewy.

Q2 2024 EARNINGS PRESENTATION24 Q2 2024 delivered significant margin improvement Gross Margin (GAAP) 39.9%32.3% Q2 2024 Adj. Gross Margin % of net sales Q2 2024 Adj. EBITDA ($m) % of net sales 39.8% 45.9% Q2 2023 Q2 2024 $9.0 $35.1 Q2 2023 Q2 2024 4.9% 14.9% Net Income (loss) ($17.0m) ($1.7m)1 Source: Internal Data 1. Excluding an $11.1 million true-up of non-cash share-based compensation based on multi-year share-based awards granted in fiscal year 2020, net income for Q2 2024 would have been $9.4 million.

Q2 2024 EARNINGS PRESENTATION25 34.4% 8.0% 3.6% 29.8% 5.8% 2.7% 33.5% 7.5% 2.9% Input Costs Logistics Quality 770 basis point improvement in Q2 2024; demonstrated our ability to deliver FY 2027 margin targets again Key Margin Improvement Targets & Progress Q2 2023 Q2 2024 2027 Target Source: Internal Data

Q2 2024 EARNINGS PRESENTATION26 Significant Adj. Gross Margin improvement YOY; ahead of our long-term target and now focused on consistent performance 39.8% 45.9% 45.0% Q2 2023 Q2 2024 2027 Target Adj. Gross Margin Progress vs. 2027 Targets Source: Internal Data

Q2 2024 EARNINGS PRESENTATION27 SG&A improvements tracking to long-term target; logistics is well ahead of plan and G&A will follow as we add scale Source: Internal Data Adj. SG&A Progress vs. Targets Q2 2023 Q2 2024 2027 Target SG&A (GAAP)40.7%41.5% 12.1% 14.8% 8.0% 34.9% 13.0% 12.2% 5.8% 31.0% 8.8% 9.0% 7.5% 25.3% Adj. SG&A Excluding Media & Logistics Media % Logistics % Total Adj. SG&A %

Q2 2024 EARNINGS PRESENTATION28 FY 2024 Guidance

Q2 2024 EARNINGS PRESENTATION29 Updated FY 2024 Guidance Additional considerations: • Net Sales: Raising guidance with improvements on production capacity; managing growth as new line ramps up at the end of 3Q and through 4Q • Volume cadence: Expect volume to be sequentially lower throughout the year to manage growth and cash with capacity • Adjusted Gross Margin: Expect improvement of +500 basis points year- over-year vs. +300 basis points previously; continue to expect modest deflation • Advertising investment: Expect media to grow in-line with sales Previous Updated Net Sales >$950M >$965M Net Sales Growth YoY >24% >26% Adjusted EBITDA >$120M >$140M Capital Expenditures ~$210M ~$200M

Q2 2024 EARNINGS PRESENTATION30 Capital Spending, Cash Flow & Liquidity

Q2 2024 EARNINGS PRESENTATION31 Significant improvement in operating cash flow Capital Spending: • Key projects remain on-track and on-budget; estimated 2024 spending of ~$200 million • Once Ennis Phase II is completed this summer/fall, we will have built adequate infrastructure/buildings to accommodate our next 5+ lines Cash flow: • Generated $47.8 million of operating cash flow YTD 2024, a YoY improvement of $48.0 million driven by: • Adj. EBITDA growth • Working capital position • Interest income is offsetting interest expense Liquidity: • $251.7 million of cash-on-hand as of 6/30/24 • Generating meaningful Adj. EBITDA which could be leveraged to provide increased liquidity in 2025, if necessary Operating Cash Flow ($m) ($0.2) $47.8 YTD 2023 YTD 2024 Source: Internal Data

Q2 2024 EARNINGS PRESENTATION32 Appendix

Q2 2024 EARNINGS PRESENTATION33 Freshpet, Inc. and Subsidiaries Reconciliation between Gross Profit and Adjusted Gross Profit For the Three Months Ended June 30, For the Six Months Ended June 30, 2024 2023 2024 2023 (Dollars in thousands) Gross profit $ 93,952 $ 59,244 $ 182,110 $ 110,004 Depreciation expense 11,827 10,618 22,502 21,339 Non-cash share-based compensation 2,220 3,161 4,841 6,117 Loss on disposal of manufacturing equipment 32 — 53 — Adjusted Gross Profit $ 108,031 $ 73,023 $ 209,506 $ 137,460 Adjusted Gross Profit as a % of Net Sales 45.9% 39.8% 45.6% 39.2%

Q2 2024 EARNINGS PRESENTATION34 Freshpet, Inc. and Subsidiaries Reconciliation between SG&A Expenses and Adjusted SG&A Expenses (a) Includes true-ups to share-based compensation expense compared to prior periods. We have certain outstanding share-based awards with performance-based vesting conditions that require the achievement of certain Adjusted EBITDA and/or Net Sales targets as a condition of vesting. At each reporting period, we reassess the probability of achieving the performance criteria and the performance period required to meet those targets. When the probability of achieving such performance conditions changes, the compensation cost previously recorded is adjusted as needed. When such performance conditions are deemed to be improbable of achievement, the compensation cost previously recorded is reversed. (b) Represents costs associated with the implementation of an ERP system. (c) Represents fees associated with the Capped Call Transactions. (d) Represents advisory fees related to activism engagement. (e) Represents a true-up to transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long- term growth objectives. Source: Internal Data For the Three Months Ended June 30, For the Six Months Ended June 30, 2024 2023 2024 2023 (Dollars in thousands) SG&A expenses $ 95,702 $ 75,996 $ 175,396 $ 148,267 Depreciation and amortization expense 5,385 3,820 10,455 7,591 Non-cash share-based compensation (a) 17,313 5,286 20,913 10,745 Loss on disposal of equipment 104 196 233 464 Enterprise Resource Planning (b) — 537 — 1,338 Capped Call Transactions fees (c) — — — 113 Activism engagement (d) — 2,241 — 2,630 Organization changes (e) — (67) — (67) Adjusted SG&A Expenses $ 72,900 $ 63,983 $ 143,795 $ 125,453 Adjusted SG&A Expenses as a % of Net Sales 31.0% 34.9% 31.3% 35.8%

Freshpet, Inc. and Subsidiaries Reconciliation between Net (loss) Income and Adjusted EBITDA

	For the Three Months Ended June 30,		For the Six Months Ended June 30,	
	2024	2023	2024	2023
	(Dollars in thousands)			
Net (loss) income	$ (1,694)	$ (16,952)	$ 16,908	$ (41,738)
Depreciation and amortization	17,212	14,438	32,957	28,930
Interest income, net of interest expense	(110)	(779)	(384)	1,446
Income tax expense	54	70	108	140
EBITDA	15,462	(3,223)	49,589	(11,222)
Loss on equity method investment	—	910	—	1,890
Gain on equity investment	—	—	(9,918)	—
Loss on disposal of property, plant and equipment	136	196	286	464
Non-cash share-based compensation (a)	19,533	8,447	25,755	16,862
Enterprise Resource Planning (b)	—	537	—	1,338
Capped Call Transactions fees (c)	—	—	—	113
Activism engagement (d)	—	2,240	—	2,629
Organization changes (e)	—	(67)	—	(67)
Adjusted EBITDA	$ 35,131	$ 9,040	$ 65,712	$ 12,007
Adjusted EBITDA as a % of Net Sales	14.9%	4.9%	14.3%	3.4%

(a) Includes true-ups to share-based compensation expense compared to prior periods. We have certain outstanding share-based awards with performance-based vesting conditions that require the achievement of certain Adjusted EBITDA and/or Net Sales targets as a condition of vesting. At each reporting period, we reassess the probability of achieving the performance criteria and the performance period required to meet those targets. When the probability of achieving such performance conditions changes, the compensation cost previously recorded is adjusted as needed. When such performance conditions are deemed to be improbable of achievement, the compensation cost previously recorded is reversed.

(b) Represents costs associated with the implementation of an ERP system.

(c) Represents fees associated with the Capped Call Transactions.

(d) Represents advisory fees related to activism engagement.

(e) Represents a true-up to transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

Source: Internal Data

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Q2 2024 EARNINGS PRESENTATION freshpet

Convertible Share Dilution Calculations at Maturity

- We have run share dilution calculations to compare outcomes for the 2028 convertible notes
  - Freshpet has structured the convertible with Flexible Settlement, so we have the option to settle the convertible in shares, cash, or a combination at its option
  - We have run convertible dilution calculations once using the most dilutive physical settlement method (i.e. Freshpet delivers all underlying shares upon conversion if the convertible is in-the-money) and again using net share settlement method (i.e. Freshpet delivers the $402.5mm principal amount in cash and any remaining in-the-money amount in shares under Treasury Stock method)

	Physical Settlement (mm shares) (1,2)		Net Share Settlement (mm shares)	
Stock Price at Maturity	Convert	Convert + Capped Call	Convert	Convert + Capped Call
$80.00	5.8	5.0	0.7	0.0
$90.00	5.8	4.5	1.3	0.0
$100.00	5.8	4.0	1.8	0.0
$110.00	5.8	3.7	2.1	0.0
$120.00	5.8	3.4	2.4	0.0
$130.00	5.8	3.5	2.7	0.4
$140.00	5.8	3.7	2.9	0.8
$150.00	5.8	3.8	3.1	1.1
$160.00	5.8	4.0	3.3	1.4

Note: Based on Freshpet's $402.5mm convertible offering, a $54.65 stock price at issue, a 27.5% conversion premium, and an up 120% capped call.
(1) If the convertible is in-the-money, Freshpet can deliver full underlying shares at its option since it has chosen a Flexible Settlement Structure.
(2) At stock prices below the conversion price, the convertible is redeemed for cash without any equity dilution.

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Q2 2024 EARNINGS PRESENTATION freshpet

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